Exhibit 99.5
                                  ------------
                 Computational Materials and/or ABS Term Sheets

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 2

                               ARM $272,974,960

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                 Range
(As of Calculation Date)                                                         -----

Total Number of Loans                                       709
Total Outstanding Balance                          $272,974,960
Average Loan Balance                                   $385,014            $60,950 to $979,920
WA Mortgage Rate                                         6.560%             4.700% to 11.625%
Net WAC                                                  5.536%             3.201% to 10.126%
ARM Characteristics
    WA Gross Margin                                      6.462%             4.050% to 10.700%
    WA Months to First Roll                                  28                  1 to 36
    WA First Periodic Cap                                1.723%             1.000% to 3.000%
    WA Subsequent Periodic Cap                           1.429%             1.000% to 1.500%
    WA Lifetime Cap                                     13.432%            10.250% to 18.625%
    WA Lifetime Floor                                    6.548%             4.050% to 11.625%
WA Original Term (months)                                   360                360 to 360
WA Remaining Term (months)                                  358                284 to 360
WA LTV                                                   86.73%             59.06% to 100.00%
   Percentage of Pool with CLTV > 100%                    0.00%
   WA Effective LTV (Post MI)                            72.85%

WA FICO                                                     682

Secured by (% of pool)    1st Liens                     100.00%
                          2nd Liens                       0.00%
Prepayment Penalty at Loan Orig (% of all loans)         83.61%


----------------------------------------------------------------------------------------------------------------------------
  Top 5 States:       Top 5 Prop:       Doc Types:      Purpose Codes:     Occ Codes:         Grades:       Orig PP Term:
  ------------        ----------        ---------       -------------      ---------          ------        ------------
CA          62.49%  SFR       69.00%  FULL      56.39%  PUR       67.22%  OO       97.78%  A         100.00 0        16.39%
FL           6.52%  PUD       21.09%  STATED    43.61%  RCO       31.98%  INV       1.50%                   12        8.50%
VA           3.88%  CND        7.31%                    RNC        0.80%  2H        0.72%                   24       47.61%
NV           3.50%  2 FAM      2.14%                                                                        36       27.37%
AZ           2.18%  3 FAM      0.30%                                                                        60        0.13%





----------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-1

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                     Group 2

                                ARM $272,974,960

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               Program
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                  $130,028      1     0.05    $130,028    8.500   301.00  692    83.2
2/28 LIB6M              $10,559,795     33     3.87    $319,994    7.190   357.95  675    94.3
2/28 LIB6M-IO-24       $116,876,312    291    42.82    $401,637    6.492   358.56  680    86.3
2/28 LIB6M-IO-60        $19,033,253     51     6.97    $373,201    6.452   357.78  697    82.5
3/27 LIB6M              $18,786,891     69     6.88    $272,274    7.413   358.70  671    93.7
3/27 LIB6M-IO-36       $101,224,093    245    37.08    $413,160    6.444   358.68  686    86.3
3/27 LIB6M-IO-60         $6,364,588     19     2.33    $334,978    6.392   357.70  677    80.3
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
$50,000.01-$75,000.00      $196,394      3     0.07     $65,465    7.620   358.65  657    99.3
$75,000.01-$100,000.00     $634,312      7     0.23     $90,616    7.870   347.54  661    97.8
$100,000.01-$150,000.00  $3,059,639     25     1.12    $122,386    7.656   355.84  670    92.0
$150,000.01-$200,000.00  $7,788,774     43     2.85    $181,134    7.248   358.15  675    90.7
$200,000.01-$250,000.00 $12,007,867     52     4.40    $230,921    6.843   358.27  674    87.7
$250,000.01-$300,000.00 $14,824,721     54     5.43    $274,532    6.709   358.06  678    88.6
$300,000.01-$350,000.00 $13,331,835     41     4.88    $325,167    6.688   358.22  687    86.4
$350,000.01-$400,000.00 $68,760,192    182    25.19    $377,803    6.511   358.53  680    85.6
$400,000.01-$450,000.00 $44,468,997    104    16.29    $427,587    6.443   358.53  685    86.1
$450,000.01-$500,000.00 $41,545,414     87    15.22    $477,533    6.531   358.69  683    86.6
$500,000.01-$550,000.00 $22,492,824     43     8.24    $523,089    6.621   358.68  684    88.9
$550,000.01-$600,000.00 $16,060,462     28     5.88    $573,588    6.382   358.85  676    87.4
$600,000.01-$650,000.00 $11,310,891     18     4.14    $628,383    6.348   358.78  688    88.7
$650,000.01-$700,000.00  $6,761,400     10     2.48    $676,140    6.013   358.89  709    82.9
$700,000.01-$750,000.00  $2,174,250      3     0.80    $724,750    6.003   358.33  685    91.3
$750,000.01-$800,000.00  $3,128,000      4     1.15    $782,000    6.116   358.24  685    82.4
$800,000.01-$850,000.00  $2,471,568      3     0.91    $823,856    7.511   358.33  684    76.1
> $900,000.00            $1,957,420      2     0.72    $978,710    6.950   359.50  699    82.5
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-2

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                     Group 2

                                ARM $272,974,960

                                 Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                    $779,503      5     0.29    $155,901    7.976   358.15  668    95.7
Alaska                     $187,386      1     0.07    $187,386    8.500   359.00  646   100.0
Arizona                  $5,961,216     21     2.18    $283,867    6.527   358.52  675    82.7
Arkansas                   $423,710      3     0.16    $141,237    7.723   358.50  651    93.8
California             $170,574,039    391    62.49    $436,251    6.346   358.52  686    85.6
Colorado                 $4,196,897     14     1.54    $299,778    6.570   358.58  670    84.8
Connecticut              $1,392,487      4     0.51    $348,122    7.379   358.34  697    90.1
Delaware                   $889,109      2     0.33    $444,555    7.703   359.00  679    86.2
District of Columbia       $941,200      2     0.34    $470,600    5.862   359.00  690    70.2
Florida                 $17,798,048     48     6.52    $370,793    7.349   358.26  675    88.8
Georgia                  $1,111,700      3     0.41    $370,567    7.161   358.29  681    93.0
Hawaii                   $1,962,810      4     0.72    $490,703    6.655   357.83  687    87.7
Idaho                      $819,515      2     0.30    $409,757    7.487   358.00  664    88.3
Illinois                 $5,410,483     16     1.98    $338,155    6.821   358.73  683    92.2
Indiana                    $207,000      1     0.08    $207,000    6.000   359.00  650   100.0
Kansas                     $304,660      2     0.11    $152,330    8.145   359.64  659    98.2
Kentucky                   $140,000      1     0.05    $140,000    5.000   358.00  694    80.0
Louisiana                  $539,516      4     0.20    $134,879    7.451   358.00  691   100.0
Maine                      $432,000      1     0.16    $432,000    5.850   360.00  652    90.0
Maryland                 $3,749,366     10     1.37    $374,937    6.531   358.48  692    85.8
Massachusetts            $2,397,842      7     0.88    $342,549    6.561   358.70  678    93.3
Michigan                 $1,918,039      8     0.70    $239,755    8.122   358.20  679    97.5
Minnesota                $2,309,051      7     0.85    $329,864    7.373   358.39  656    96.5
Mississippi                $676,578      4     0.25    $169,145    6.373   358.26  652    90.0
Missouri                   $865,136      3     0.32    $288,379    8.119   358.27  668    91.7
Montana                    $891,950      3     0.33    $297,317    7.187   358.41  670    87.4
Nebraska                   $118,668      1     0.04    $118,668    7.875   359.00  673    95.0
Nevada                   $9,557,808     29     3.50    $329,580    6.744   358.34  679    83.9
New Hampshire              $369,900      1     0.14    $369,900    7.150   358.00  656   100.0
New Jersey               $3,215,199      9     1.18    $357,244    6.362   358.52  675    88.4
New York                 $5,340,654     13     1.96    $410,820    6.456   358.85  681    95.3
North Carolina           $1,245,513      5     0.46    $249,103    6.697   358.52  667    92.0
North Dakota               $105,946      1     0.04    $105,946    9.350   359.00  674   100.0
Ohio                       $443,520      2     0.16    $221,760    8.718   358.00  645   100.0
Oklahoma                    $99,850      1     0.04     $99,850    7.450   358.00  673   100.0
Oregon                   $1,523,809      5     0.56    $304,762    6.757   358.52  670    97.2
Pennsylvania             $1,629,500      5     0.60    $325,900    7.127   356.90  668    87.5
Rhode Island               $244,000      1     0.09    $244,000    6.300   357.00  753    80.0
South Carolina             $403,512      2     0.15    $201,756    7.048   357.78  713    85.8
South Dakota               $369,000      1     0.14    $369,000    7.050   360.00  684    90.0
Tennessee                  $993,645      6     0.36    $165,607    7.754   358.13  668    97.3
Texas                    $1,882,210     10     0.69    $188,221    7.016   358.42  673    93.1
Utah                     $1,746,360      4     0.64    $436,590    7.040   358.15  647    90.4
Virginia                $10,580,907     29     3.88    $364,859    6.854   358.39  680    84.6
Washington               $5,353,285     14     1.96    $382,378    6.365   358.71  679    87.8


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-3

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 2

                                ARM $272,974,960

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin                  $632,564      2     0.23    $316,282    7.500   359.16  662    88.4
Wyoming                    $239,866      1     0.09    $239,866    5.875   358.00  679   100.0
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00            $1,273,841      2     0.47    $636,921    5.556   358.36  676    59.4
60.01 - 65.00              $377,000      1     0.14    $377,000    5.250   359.00  653    65.0
65.01 - 70.00            $3,089,500      6     1.13    $514,917    5.990   358.99  687    69.3
70.01 - 75.00            $6,043,080     15     2.21    $402,872    6.226   358.76  677    73.2
75.01 - 80.00          $119,995,949    315    43.96    $380,940    6.260   358.46  686    79.8
80.01 - 85.00           $21,799,102     46     7.99    $473,894    6.641   358.05  679    84.2
85.01 - 90.00           $43,092,898    103    15.79    $418,378    6.666   358.74  674    89.6
90.01 - 95.00           $15,145,908     39     5.55    $388,357    6.945   358.32  680    94.5
95.01 - 100.00          $62,157,680    182    22.77    $341,526    7.034   358.51  683   100.0
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000            $3,027,488      7     1.11    $432,498    4.948   358.45  707    85.4
5.001 - 5.500           $20,248,587     43     7.42    $470,897    5.369   358.61  691    79.9
5.501 - 6.000           $60,495,527    147    22.16    $411,534    5.851   358.44  693    83.3
6.001 - 6.500           $66,206,274    164    24.25    $403,697    6.335   358.53  683    85.8
6.501 - 7.000           $66,300,948    171    24.29    $387,725    6.789   358.69  677    88.5
7.001 - 7.500           $27,729,983     82    10.16    $338,171    7.280   358.51  673    90.2
7.501 - 8.000           $14,888,262     44     5.45    $338,370    7.779   358.38  677    92.2
8.001 - 8.500            $6,331,904     23     2.32    $275,300    8.241   357.12  669    95.1
8.501 - 9.000            $4,451,108     17     1.63    $261,830    8.788   358.57  664    93.9
9.001 - 9.500              $660,890      5     0.24    $132,178    9.310   358.40  671    98.8
9.501 - 10.000             $451,647      2     0.17    $225,824    9.670   342.91  685    96.9
10.501 - 11.000            $870,749      2     0.32    $435,374   10.614   358.57  659   100.0
11.001 - 11.500            $809,727      1     0.30    $809,727   11.250   359.00  648    83.9
11.501 - 12.000            $501,866      1     0.18    $501,866   11.625   359.00  647   100.0
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-4

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                     Group 2

                                ARM $272,974,960

                                 Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                    $188,342,103    490    69.00    $384,372    6.490   358.46  683    86.6
PUD                     $57,578,573    150    21.09    $383,857    6.660   358.48  679    86.4
CND                     $19,962,812     55     7.31    $362,960    6.740   358.59  687    87.9
2 FAM                    $5,832,645     12     2.14    $486,054    6.495   358.87  695    90.5
3 FAM                      $809,727      1     0.30    $809,727   11.250   359.00  648    83.9
CNDP                       $449,100      1     0.16    $449,100    7.750   359.00  666    90.0
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
PUR                    $183,502,413    513    67.22    $357,705    6.664   358.44  685    87.9
RCO                     $87,299,838    191    31.98    $457,067    6.350   358.57  677    84.3
RNC                      $2,172,709      5     0.80    $434,542    6.241   358.82  685    83.0
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                     $266,910,886    698    97.78    $382,394    6.530   358.48  682    86.7
INV                      $4,107,362      8     1.50    $513,420    7.718   358.80  689    86.9
2H                       $1,956,712      3     0.72    $652,237    8.331   359.00  662    91.3
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
181 - 300                   $92,107      1     0.03     $92,107    9.750   284.00  682    85.0
301 - 360              $272,882,852    708    99.97    $385,428    6.559   358.51  682    86.7
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL                   $153,924,372    393    56.39    $391,665    6.297   358.46  683    88.2
STATED INCOME          $119,050,588    316    43.61    $376,742    6.902   358.52  681    84.8




________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-5

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                     Group 2

                                ARM $272,974,960

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                  $520,000      1     0.19    $520,000    6.600   360.00  811   100.0
781 - 800                $3,922,875      9     1.44    $435,875    5.842   358.27  786    86.0
761 - 780                $6,391,050     13     2.34    $491,619    6.158   358.77  769    80.0
741 - 760               $10,266,603     25     3.76    $410,664    6.303   358.48  751    86.4
721 - 740               $21,123,821     48     7.74    $440,080    6.154   358.41  728    85.9
701 - 720               $24,285,847     63     8.90    $385,490    6.431   358.43  710    88.8
681 - 700               $50,034,108    133    18.33    $376,196    6.585   358.16  690    87.9
661 - 680               $63,698,426    172    23.33    $370,340    6.504   358.60  670    85.8
641 - 660               $88,675,079    236    32.48    $375,742    6.801   358.59  651    87.0
621 - 640                $4,057,150      9     1.49    $450,794    6.750   358.74  640    85.3
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                Grade
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
A                      $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0                       $44,736,263    124    16.39    $360,776    7.146   358.65  679    90.2
12                      $23,206,536     54     8.50    $429,751    6.847   358.61  689    84.3
24                     $129,955,430    334    47.61    $389,088    6.464   358.43  681    86.4
36                      $74,711,057    195    27.37    $383,134    6.282   358.55  685    86.1
60                         $365,674      2     0.13    $182,837    7.727   338.38  689    81.1
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-6

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 2

                                ARM $272,974,960

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Months to Roll                (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                 WA       CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION      MTR      BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0 - 6              1       $222,135      2     0.08    $111,068    9.018   293.95  688    84.0
13 - 18           16       $518,960      2     0.19    $259,480    7.726   352.00  682    96.6
19 - 24           22   $145,858,292    372    53.43    $392,092    6.531   358.48  682    86.4
25 - 31           31       $343,920      1     0.13    $343,920    5.950   355.00  746    80.0
32 - 37           35   $126,031,652    332    46.17    $379,613    6.587   358.64  683    87.1
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                    (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000            $6,519,207     16     2.39    $407,450    5.450   357.99  701    82.8
5.001 - 6.000           $89,834,521    218    32.91    $412,085    5.904   358.44  690    82.1
6.001 - 7.000          $124,430,045    315    45.58    $395,016    6.593   358.51  680    88.0
7.001 - 8.000           $40,193,749    117    14.72    $343,536    7.533   358.62  674    91.7
8.001 - 9.000           $10,138,549     36     3.71    $281,626    8.392   358.43  663    94.2
9.001 - 10.000             $988,140      5     0.36    $197,628    7.576   358.11  694    89.6
10.001 - 11.000            $870,749      2     0.32    $435,374   10.614   358.57  659   100.0
------------------------------------------------------------------------------------------------------------------------------------
6.462                  $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                 (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500            $399,960      1     0.15    $399,960    6.250   359.00  702    80.0
10.501 - 11.000            $583,920      2     0.21    $291,960    6.330   358.76  706    80.0
11.001 - 11.500          $1,755,850      6     0.64    $292,642    5.327   358.43  682    76.8
11.501 - 12.000          $8,915,575     25     3.27    $356,623    5.579   357.92  707    81.9
12.001 - 12.500         $28,250,541     67    10.35    $421,650    5.705   358.46  692    80.8
12.501 - 13.000         $61,522,642    149    22.54    $412,904    5.955   358.50  690    83.6
13.001 - 13.500         $59,132,009    143    21.66    $413,511    6.397   358.55  682    86.4
13.501 - 14.000         $61,688,964    158    22.60    $390,436    6.822   358.68  677    89.1
14.001 - 14.500         $25,360,684     76     9.29    $333,693    7.321   358.56  671    91.3
14.501 - 15.000         $12,792,417     37     4.69    $345,741    7.804   358.50  679    92.9
15.001 - 15.500          $5,471,204     20     2.00    $273,560    8.299   356.98  666    95.7
15.501 - 16.000          $4,096,923     16     1.50    $256,058    8.797   356.96  666    93.0
16.001 - 16.500            $462,390      4     0.17    $115,598    9.293   358.57  657    98.3
16.501 - 17.000            $359,540      1     0.13    $359,540    9.650   358.00  686   100.0
17.501 - 18.000            $870,749      2     0.32    $435,374   10.614   358.57  659   100.0
18.001 - 18.500            $809,727      1     0.30    $809,727   11.250   359.00  648    83.9
18.501 - 19.000            $501,866      1     0.18    $501,866   11.625   359.00  647   100.0



________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-7

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 2

                                ARM $272,974,960

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                 (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13.432                 $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap               (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1.000                      $562,028      2     0.21    $281,014    6.463   346.35  661    88.4
1.500                  $230,219,885    578    84.34    $398,304    6.560   358.61  681    87.4
2.000                    $2,073,400      5     0.76    $414,680    6.750   357.38  687    89.4
3.000                   $40,119,647    124    14.70    $323,546    6.554   358.03  690    82.5
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                   $38,489,649    119    14.10    $323,442    6.604   357.90  690    83.0
1.500                  $234,485,311    590    85.90    $397,433    6.553   358.58  681    87.3
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000            $4,343,434     11     1.59    $394,858    5.306   358.37  708    83.8
5.001 - 6.000           $80,995,248    190    29.67    $426,291    5.741   358.48  692    82.5
6.001 - 7.000          $131,380,142    332    48.13    $395,723    6.564   358.61  680    87.2
7.001 - 8.000           $42,178,245    125    15.45    $337,426    7.456   358.47  674    91.0
8.001 - 9.000           $10,875,119     41     3.98    $265,247    8.477   357.10  667    94.5
9.001 - 10.000           $1,020,430      6     0.37    $170,072    9.430   358.26  676    99.2
> 10.000                 $2,182,341      4     0.80    $545,585   11.083   358.83  652    94.0
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date             (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
10/05                      $130,028      1     0.05    $130,028    8.500   301.00  692    83.2
11/05                       $92,107      1     0.03     $92,107    9.750   284.00  682    85.0
01/07                      $518,960      2     0.19    $259,480    7.726   352.00  682    96.6


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-8

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 2

                                ARM $272,974,960

                                 Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date             (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
04/07                      $692,000      2     0.25    $346,000    6.503   355.00  687    79.7
05/07                    $1,088,000      4     0.40    $272,000    6.326   356.00  670    80.0
06/07                    $9,139,017     25     3.35    $365,561    6.438   357.00  685    85.4
07/07                   $61,130,487    163    22.39    $375,034    6.552   358.00  686    87.1
08/07                   $63,945,680    156    23.43    $409,908    6.519   359.00  678    86.1
09/07                    $9,863,108     22     3.61    $448,323    6.586   360.00  674    85.5
04/08                      $343,920      1     0.13    $343,920    5.950   355.00  746    80.0
05/08                    $1,604,176      5     0.59    $320,835    6.090   356.00  696    84.1
06/08                    $3,909,300     11     1.43    $355,391    6.556   357.00  697    87.3
07/08                   $44,141,726    129    16.17    $342,184    6.551   358.00  681    87.6
08/08                   $64,947,611    163    23.79    $398,452    6.647   359.00  682    86.7
09/08                   $11,428,839     24     4.19    $476,202    6.467   360.00  693    88.1
------------------------------------------------------------------------------------------------------------------------------------
                       $272,974,960    709   100.00    $385,014    6.560   358.49  682    86.7
------------------------------------------------------------------------------------------------------------------------------------








________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-9